Discontinued Operations	12 Months Ended
Jan. 31, 2011
Discontinued Operations
Discontinued Operations

Note 18—Discontinued Operations:

On June 10, 2011, in order to better align its business portfolio with its strategy, the Company sold certain components of the business, which were historically included in the Company's Commercial segment, primarily focused on providing information technology services to international oil and gas companies. The Company received proceeds of $169 million resulting in a preliminary gain on sale before income taxes of $109 million related to this sale, subject to contractual adjustments. Pursuant to the definitive sale agreement, the Company retained the assets and obligations of a defined benefit pension plan in the United Kingdom. The Company has classified the operating results of these business components, including the pension activity through the date of sale, as discontinued operations for all periods presented. As a result of retaining the pension obligation, the remaining components of ongoing pension expense, primarily interest costs and assumed return on plan assets, will be recorded in continuing operations following the sale.

In March 2001, the Company's former subsidiary Telcordia Technologies, Inc. (Telcordia) instituted arbitration proceedings against a customer, Telkom South Africa, as a result of a contract dispute. Pursuant to the definitive stock purchase agreement for the fiscal 2006 sale of Telcordia, the Company was entitled to receive the net proceeds from any settlement after deduction for tax liabilities incurred by Telcordia. In July 2010, Telcordia and Telkom South Africa settled all claims related to these arbitration proceedings. Under the settlement, Telkom South Africa paid $80 million plus amounts for value added taxes (VAT). In fiscal 2011, the Company and Telcordia subsequently executed an agreement which resolved matters related to the Telkom South Africa settlement and certain other contingencies related to the fiscal 2006 sale of Telcordia. The Company recorded pre-tax gains of $77 million in discontinued operations related to these actions during the year ended January 31, 2011. The results of discontinued operations included pre-tax net losses of $6 million and $8 million in fiscal 2010 and 2009, respectively. The Company also sold a non-strategic component of its Intelligence and Cybersecurity Solutions segment in fiscal 2010.

The pre-sale operating results of discontinued operations for the periods presented were as follows:

	Year Ended January 31
	2011	2010	2009
	as adjusted (in millions)
Revenues	$196	$267	$310
Costs and expenses:
Cost of revenues	156	192	234
Selling, general and administrative expenses	28	45	67

Operating income	$12	$30	$9

In fiscal 2009, the Company recorded a reduction in the provision for income taxes of discontinued operations of $17 million due to the reversal of uncertain tax positions as a result of the settlement of federal and state tax audits for amounts lower than the recorded amounts and the expiration of statutes of limitation for certain tax years. Income from discontinued operations also includes other activity that is immaterial and not reflected above.